UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2006
WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 438-3210
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
Worthington Industries, Inc. (“Worthington Industries” or the “Company”), has entered into an agreement changing the Trustee under its Indenture (as defined below) with respect to its outstanding debt securities.
On October 30, 2006, Worthington Industries entered into a Tri-Party Agreement among Worthington Industries, The Bank of New York Trust Company, N.A., a national banking association, as resigning trustee (the “Prior Trustee” or “Bank of New York”), and U. S. Bank National Association, a national banking association, as successor trustee (the “Successor Trustee” or “U.S. Bank”).
Under the Tri-Party Agreement, Worthington formally accepted the resignation of the Prior Trustee and appointed the Successor Trustee as successor trustee under the Indenture, dated as of May 15, 1996, as amended by the Second Supplemental Indenture, dated as of December 12, 1997, the Third Supplemental Indenture, dated as of October 13, 1998 and the Fourth Supplemental Indenture, dated as of May 10, 2002 (collectively, the “Indenture”). The Indenture provided for the authentication, delivery and administration of up to $450,000,000 of debt securities. As of October 30, 2006, $145,000,000 principal amount of 6.70% Notes due December 1, 2009 remained outstanding under the Indenture.
Under the terms of the Indenture, resignation by the Prior Trustee is permitted with respect to one or more or all series of the debt securities by giving written notice of its resignation. The Prior Trustee provided the notice required by the terms of the Indenture to Worthington Industries, that it was resigning in its capacity as trustee, registrar and paying agent under the Indenture effective as of November 15, 2006 (the “Effective Date”). Pursuant to the Tri-Party Agreement, Worthington Industries accepted the Prior Trustee’s resignation as of the Effective Date.
The Indenture allows Worthington Industries to appoint a successor trustee. Under the Tri-Party Agreement, Worthington Industries appointed the Successor Trustee as successor trustee, registrar, and paying agent under the Indenture, effective as of the Effective Date.
Pursuant to the Tri-Party Agreement, the Successor Trustee accepted this appointment effective as of the Effective Date and will be vested with all of the rights, title, interests, capacities, privileges, duties and responsibilities of the Prior Trustee under the Indenture.
Worthington Industries is filing as Exhibit 25.1 hereto a Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939, to qualify U.S. Bank as the successor trustee under the Indenture. The Form T-1 is also filed with the Securities and Exchange Commission pursuant to Section 305 of the Trust Indenture Act of 1939.
The descriptions of the Tri-Party Agreement and the Form T-1 are not complete and are qualified in their entirety by the full text of such documents, which are filed as Exhibits 10.1 and 25.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a)-(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description
10.1	Tri-Party Agreement among Worthington Industries, Inc.; The Bank of New York Trust Company, N.A.; and U.S. Bank National Association

25.1	Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939, of U.S. Bank National Association regarding 6.70% Notes Due December 1, 2009 of Worthington Industries, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: November 2, 2006

	By:	/s/ Dale T. Brinkman Dale T. Brinkman, Vice President-Administration,
General Counsel and Secretary

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